UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. __________)
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under §240.14a-12
JOHN HANCOCK PREMIUM DIVIDEND FUND
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Please vote today
We need your input on an important proposal that affects your investment.
Online
Phone
Mail

A message to shareholders
December 26, 2025
Please vote today.
Dear fellow shareholder:
You are invited to attend your fund’s annual shareholder meeting, which will be held on Tuesday, February 17, 2026, at 2:00 P.M., Eastern time, at the offices of Manulife John Hancock Investments, 200 Berkeley Street, Boston, Massachusetts, 02116.
Election of Trustees: your vote matters
As part of that meeting, you are being asked to vote on a proposal regarding the election of the Trustees who oversee the funds in which you are a shareholder. Your fund’s Trustees play an important oversight role, monitoring both performance and fees on your behalf.
If you are not able to attend the meeting in person, I encourage you to vote today by proxy. The enclosed proxy statement describes the proposal to elect six Trustees. Each of the nominees currently serves as a John Hancock fund Trustee, and five of the six nominees are independent of John Hancock’s management. Your proxy statement includes a brief description of each nominee’s background.
Three ways you can vote today
By submitting your vote promptly, you can help us avoid the need for additional mailings at your fund’s expense. Voting today will save on the potential cost of future mailings to obtain shareholder votes. After you review the proxy materials, you may vote in one of three ways:
Online: Log on using the information found on your voting card(s) and follow the simple online instructions.
By phone: Dial the toll-free number found on your voting card(s) and follow the simple instructions.
By mail: Return the enclosed proxy voting card in the envelope provided.
If you have any questions, please call a Manulife John Hancock Investments Customer Service Representative at 800-852-0218, Monday through Friday, between 8:00 A.M. and 8:00 P.M. and Saturday between 9:00 A.M. and 5:30 P.M., Eastern time.
Thank you in advance for your prompt attention to this very important matter.
Sincerely,

Kristie M. Feinberg
President
Manulife John Hancock Investments

John Hancock Financial Opportunities Fund
John Hancock Diversified Income Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Tax-Advantaged Dividend Income Fund
(each a “fund” or “Trust” and, together, the “funds” or the “Trusts”)
Notice of annual meeting of shareholders scheduled for:
Time: 2:00 p.m., Eastern Time
Date: Tuesday, February 17, 2026
Location: 200 Berkeley Street, Boston, Massachusetts 02116
This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of attending the meeting, should you wish to attend in person.
To the shareholders of the funds listed above:
Notice is hereby given that an annual meeting of shareholders for each fund will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Tuesday, February 17, 2026, at 2:00 p.m., Eastern time (the “Meeting”). The Meeting will be held for the following purpose:
●
Proposal 1: To elect six (6) Trustees to serve for a three-year term ending at the 2029 Annual Meeting of Shareholders, (all funds).
●
Any other business that may properly come before the Meeting or any adjournment of the Meeting.
The Board of Trustees recommends that you vote in favor of the election of each of the six (6) Nominees.
Shareholders of record of each fund as of the close of business on November 25, 2025, are entitled to notice of, and to vote at, the fund’s annual meeting and at any adjournment thereof.
Whether or not you expect to attend the meeting, please vote your shares either through the Internet, by telephone or by mail by returning the enclosed voting card.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 17, 2026.
The proxy statement is available at: https://www.proxy-direct.com/jhi-34829.
By order of the Board of Trustees,
Christopher Sechler
Secretary
Boston, Massachusetts
December 26, 2025

Your vote is important – Please vote your shares promptly.
Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:
(i)
completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)
following the touch-tone telephone voting instructions found below; or
(iii)
following the Internet voting instructions found below.
In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.
Instructions For Executing Proxy Cards
The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.
Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).
All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).
Instructions For Voting By Touch-Tone Telephone
●
Read the enclosed Proxy Statement, and have your proxy card(s) handy.
●
Call the toll-free number indicated on your proxy card(s).
●
Enter the control number found on the front of your proxy card(s).
●
Follow the recorded instructions to cast your vote.
Instructions For Voting By Internet
●
Read the enclosed Proxy Statement, and have your proxy card(s) handy.
●
Go to the Web site on your proxy card(s).
●
Enter the control number found on the front of your proxy card(s).
●
Follow the instructions on the Web site.

John Hancock Financial Opportunities Fund
John Hancock Diversified Income Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Tax-Advantaged Dividend Income Fund
(each a “fund” or “Trust” and, together, the “funds” or the “Trusts”)
200 Berkeley Street, Boston, Massachusetts 02116
Proxy Statement annual meeting of shareholders to be held on February 17, 2026
Introduction

This proxy statement contains the information that a shareholder should know before voting on the proposal described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling 800-852-0218.
This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees (the “Board”) for use at the annual meeting of shareholders of each of John Hancock Financial Opportunities Fund (“Financial Opportunities Fund”), John Hancock Diversified Income Fund (“Diversified Income Fund”), John Hancock Preferred Income Fund (“Preferred Income Fund”), John Hancock Preferred Income Fund II (“Preferred Income Fund II”), John Hancock Preferred Income Fund III (“Preferred Income Fund III”), John Hancock Premium Dividend Fund (“Premium Dividend Fund”), and John Hancock Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend Income Fund”). The meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on February 17, 2026, at 2:00 p.m., Eastern time (the “Meeting”). Shareholders of each fund are being asked to vote on the proposal to elect six (6) Trustees.
The proxy statement and proxy card are intended to be first mailed to shareholders on or about December 26, 2025.
Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.
The Funds’ Advisor, Administrator, Distributor and Subadvisors
John Hancock Investment Management LLC (the “Advisor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as each fund’s investment advisor and administrator. An affiliate of the Advisor, Manulife Investment Management (US) LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as subadvisor to each fund, except for Diversified Income Fund. Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210, serves as subadvisor to Diversified Income Fund.
An affiliate of the Advisor, John Hancock Investment Management Distributors LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as a distributor to Financial Opportunities Fund and Premium Dividend Fund in connection with each fund’s shelf offering program.

Record Ownership
The Trustees of each fund have fixed the close of business on November 25, 2025, as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, the following number of shares of beneficial interest of each fund were outstanding:
Fund	Shares
Financial Opportunities Fund	19,816,776
Diversified Income Fund	12,093,752
Preferred Income Fund	26,777,165
Preferred Income Fund II	21,635,419
Preferred Income Fund III	32,139,369
Premium Dividend Fund	49,185,225
Tax-Advantaged Dividend Income Fund	35,431,824
As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of each fund as a group did not beneficially own, in excess of one percent of the outstanding shares of each fund.
To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund’s shares as of November 25, 2025. Information related to these shareholders may be different as of the Record Date.
Name of Fund	Name and Address of Owner	Amount	Percent
Financial Opportunities Fund	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,344,538	6.8%[1]
Diversified Income Fund	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,731,980	14.32%[2]
Premium Dividend Fund	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, IL 60187	5,229,475	10.63%[3]
1
As of December 31, 2023
2
As of September 30, 2025
3
As of July 31, 2025

Proposal 1 - Election of Trustees

General
Holders of the shares of each fund are entitled to elect six Trustees at this Meeting. James R. Boyle, Kristie M. Feinberg, Grace K. Fey, Christine L. Hurtsellers, Hassell H. McClellan, and Kenneth J. Phelan and have been designated as subject to election by holders of the shares of each fund.
Each fund has a “staggered” Board divided into three classes: one class composed of seven Trustees, one class composed of four Trustees and one class composed of three Trustees. The term of one class expires each year on the date of the annual meeting of shareholders or special meeting in lieu thereof. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for a period of up to two years.
As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund, and if elected, will serve for a term expiring on the date of the 2029 Annual Meeting of Shareholders, or the special meeting in lieu thereof.
Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for the nominees, or the shareholder may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or not be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate any substitute nominees.
Proposal
For each fund, James R. Boyle, Kristie M. Feinberg, Grace K. Fey, Christine L. Hurtsellers, Hassell H. McClellan, and Kenneth J. Phelan are the current nominees for election by the shareholders.
The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect each nominee to serve as a Trustee of that fund.
The Board recommends that shareholders of each fund vote “FOR” each of the six (6) nominees in the Proposal.
Information About Nominees/Trustees
There are currently fourteen Trustees of each fund, twelve of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The following table sets forth certain information regarding the current Trustees and the nominees for election to the Board. The table also shows each current Trustee and each nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by each of the current Trustees as of November 25, 2025. The business address of each current Trustee and each nominee is 200 Berkeley Street, Boston, Massachusetts 02116.
Information Concerning Nominees
The following tables set forth certain information regarding the nominees: James R. Boyle, Grace K. Fey, Christine L. Hurtsellers, Hassell H. McClellan, Kenneth J. Phelan and Kristie M. Feinberg.
SIX NOMINEES STANDING FOR ELECTION; TERM TO EXPIRE IN 2029
Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
James R. Boyle (1959)	Trustee since 2015 (A-G)[1]	Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	172

Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Grace K. Fey (1946)	Trustee since 2012 (A-G)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	179
Christine L. Hurtsellers (1963)	Trustee since 2025 (A-G)[2]	Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital (2018-2024); Former Member, US Treasury Borrowing Advisory Committee (2014-2022). Trustee of various trusts within the John Hancock Fund Complex (since 2025).	172
Hassell H. McClellan (1945)	Trustee since 2012 (A-G)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	179
Kenneth J. Phelan (1959)	Trustee since 2025 (A-G)[2]	Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019). Trustee of various trusts within the John Hancock Fund Complex (since 2025).	172

Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Kristie M. Feinberg (1975)	Trustee since 2025 and President (Chief Executive Officer and Principal Executive Officer) since 2023 (A-G)[3]
Head of Retail, Manulife Investment Management (since 2025);
Head of Wealth & Asset Management, U.S. and Europe, for John
Hancock and Manulife (2023–2025); Director and Chairman,
John Hancock Investment Management LLC (since 2023);
Director and Chairman, John Hancock Variable Trust Advisers
LLC (since 2023); Director and Chairman, John Hancock
Investment Management Distributors LLC (since 2023); CFO and
Global Head of Strategy, Manulife Investment Management
(2021–2023, including prior positions); CFO Americas & Global
Head of Treasury, Invesco, Ltd., Invesco US (2019–2020,
including prior positions); Senior Vice President, Corporate
Treasurer and Business Controller, Oppenheimer Funds
(2001–2019, including prior positions); President (Chief
Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including
prior positions).
Trustee of various trusts within the John Hancock Fund Complex
(since 2025).
172
1
Mr. Boyle served as a Trustee at various times prior to 2015.
2
Appointed to serve as Trustee effective November 12, 2025.
3
The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
Information Concerning Other Trustees
The following tables set forth information concerning the Trustees of the Trust who are not standing for election at the Meeting.
TRUSTEES NOT STANDING FOR ELECTION; TERM TO EXPIRE IN 2026
Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
William H. Cunningham (1944)	Trustee since: 2011 (B) 1994 (A,F) 2002 (C-D) 2003 (E) 2004 (G)[1]	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000 - 2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	176
1
Mr. Cunningham will retire from the Board effective as of December 31, 2025.

TRUSTEES NOT STANDING FOR ELECTION; TERM TO EXPIRE IN 2027
Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
William K. Bacic (1956)	Trustee since 2025 (A-G)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978- retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).	176
Noni Ellison McKee (1971)	Trustee since 2022 (A-G)
Senior Vice President, General Counsel & Corporate Secretary,
Tractor Supply Company (rural lifestyle retailer) (since 2021);
General Counsel, Chief Compliance Officer & Corporate
Secretary, Carestream Dental, L.L.C. (2017–2021); Associate
General Counsel & Assistant Corporate Secretary, W.W. Grainger,
Inc. (global industrial supplier) (2015–2017); Board Member,
Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021);
Board Member, Howard University School of Law Board of
Visitors (since 2021); Board Member, University of Chicago Law
School Board of Visitors (since 2016); Board member, Children’s
Healthcare of Atlanta Foundation Board (2021–2023); Board
Member, Congressional Black Caucus Foundation (since 2024).
Trustee of various trusts within the John Hancock Fund Complex
(since 2022).
			172
Frances G. Rathke (1960)	Trustee since 2020 (A-G)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	172
Thomas R. Wright (1961)	Trustee since 2024 (A-G)	Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill Lynch & Co (2003-2004); Head of US Equity Cash Trading and Salestrading, Merrill Lynch & Co (1998-2002). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	172

TRUSTEES NOT STANDING FOR ELECTION; TERM TO EXPIRE IN 2028
Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Dean C. Garfield (1968)	Trustee since 2022 (A-G)
Senior Vice-President, TKO Group (a premier sports and live
entertainment company) (since 2025); Vice President, Netflix,
Inc. (2019–2024); President & Chief Executive Officer,
Information Technology Industry Council (2009–2019); NYU
School of Law Board of Trustees (since 2021); Member,
U.S. Department of Transportation, Advisory Committee on
Automation (since 2021); President of the United States Trade
Advisory Council (2010–2018); Board Member, College for
Every Student (2017–2021); Board Member, The Seed School
of Washington, D.C. (2012–2017); Advisory Board Member of
the Block Center for Technology and Society (since 2019).
Trustee of various trusts within the John Hancock Fund Complex
(since 2022).
172
Deborah C. Jackson (1952)	Trustee since: 2011 (B) 2008 (A, C-G)
President, Cambridge College, Cambridge, Massachusetts
(2011–2023); Board of Directors, Amwell Corporation (since
2020); Board of Directors, Massachusetts Women’s Forum
(2018–2020); Board of Directors, National Association of
Corporate Directors/New England (2015–2020); Chief
Executive Officer, American Red Cross of Massachusetts Bay
(2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable
Foundation (since 2001);   Board of Directors of Boston Stock
Exchange (2002–2008); Board of Directors of Harvard Pilgrim
Healthcare (health benefits company) (2007–2011).
Trustee (since 2008) and Vice Chairperson of the Board (since
2025) of various trusts within the John Hancock Fund Complex.
175

Name (Birth Year)	Current Position(s) with the Trusts	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Andrew G. Arnott (1971)	Trustee since 2017 (A-G)[1]
Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset
Management, United States and Europe, for John Hancock and
Manulife (2018-2023); Director and Chairman, John Hancock
Investment Management LLC (2005-2023, including prior
positions); Director and Chairman, John Hancock Variable Trust
Advisers LLC (2006-2023, including prior positions); Director and
Chairman, John Hancock Investment Management Distributors LLC
(2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including
prior positions).
Trustee of various trusts within the John Hancock Fund Complex
(since 2017).
176
1
The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
(A)
Financial Opportunities Fund
(B)
Diversified Income Fund
(C)
Preferred Income Fund
(D)
Preferred Income Fund II

(E)
Preferred Income Fund III
(F)
Premium Dividend Fund
(G)
Tax-Advantaged Dividend Income Fund
Additional Information about the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee has experience as a Trustee of the Trusts as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the funds' shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
Independent Trustees
William K. Bacic –  As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.
James R. Boyle –  Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.
William H. Cunningham –  Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Grace K. Fey –  Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.
Dean C. Garfield –  As a former president and chief executive officer of a leading industry organization and current Senior Vice-President of a leading international sports and live entertainment company, Mr. Garfield has significant and diverse global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.
Christine L. Hurtsellers –  As the former Chief Executive Officer and Chief Investment Officer, Fixed Income, of Voya Investment Management and a former member of the Board of Governors of the Investment Company Institute, Ms. Hurtsellers brings deep leadership, risk management, corporate strategy, operations, and regulatory expertise in the investment management, financial services, and capital markets industries. She also brings strong board leadership experience in her roles as a director of a life and annuity reinsurance business and a number of large non-profits.
Deborah C. Jackson –  Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, former president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.
Hassell H. McClellan –  As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trusts.
Noni Ellison McKee –  As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison McKee has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Kenneth J. Phelan –  Through his role as a director of a bank holding company and a public company and through his former roles as chief risk officer of the U.S. Department of the Treasury and various financial institutions, Mr. Phelan brings a strong background in risk management and oversight, legal and regulatory compliance, and corporate strategy, as well as leadership and operational experience in investment management, banking and capital markets. He also brings strong board leadership experience, including through challenging market environments.
Frances G. Rathke –  Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.
Thomas R. Wright –  As a retired Chief Operating Officer of a significant capital markets firm and a former Director of Equities and Executive Committee Member, Mr. Wright has deep executive, investment banking, portfolio management, securities brokerage, and equity research expertise. Mr. Wright has also served as the Global Head of Trading and Head of European Equity Trading and Salestrading at an investment bank and asset manager and has substantial securities industry and international trading and markets expertise.
Non-Independent Trustees
Andrew G. Arnott –  As current and former President of various trusts within the John Hancock Fund Complex, and through prior leadership roles including Global Head of Retail for Manulife, and as Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Kristie M. Feinberg –  As President and CEO of John Hancock Investment Management and of various trusts within the John Hancock Fund Complex, and through prior leadership roles at Manulife Investment Management including Head of Wealth & Asset Management, U.S. and Europe and CFO and Global Head of Strategy, Ms. Feinberg brings deep expertise in financial services. Her strong background in finance, strategy, and leadership, along with a proven track record of expanding product offerings and distribution, enables her to provide strategic insight and management input to the Board.
Duties of Trustees; Committee Structure
Each Trust is organized as a Massachusetts business trust. Under each Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trusts. With respect to Financial Opportunities Fund and Diversified Income Fund, the Board met 5 times during the fiscal year ended December 31, 2024. With respect to Preferred Income Fund, Preferred Income Fund II and Preferred Income Fund III, the Board met 5 times during the fiscal year ended July 31, 2025. With respect to Premium Dividend Fund and Tax-Advantaged Dividend Income Fund the Board met 5 times during the fiscal year ended October 31, 2025. No Trustees attended fewer than 75% of the aggregate of (1) the total number of Board Meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees. Two Trustees attended the joint 2025 annual meeting of shareholders of the funds that was held on February 18, 2025.
The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds' management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified herein or pursuant to a Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds' operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Feinberg and Messrs. Arnott and Boyle as current or former senior executives of the Advisor (or of it's parent company, Manulife Financial Corporation), and of other affiliates of the Advisor, provide the Board with the perspective of the Advisor in managing and sponsoring all of each Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of a Trust.
Board Committees
The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.
Audit Committee. The Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which comprises Independent Trustees Francis G. Rathke, William K. Bacic, Thomas R. Wright (effective January 1, 2026) and William H. Cunningham (retiring December 31, 2025). Ms. Rathke serves as Chairperson of this Committee. Each Audit Committee member is financially literate, with at least one having accounting or financial management expertise. Ms. Rathke and Mr. Bacic have each been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee held 6 meetings during the fiscal year ended December 31, 2024 6 meetings during the fiscal year ended July 31, 2025, and 6 meetings during the fiscal year ended October 31, 2025, for funds with the relevant fiscal year ends. The written report of the Audit Committee is set forth below under “Audit Committee Report.” The written charter of the Audit Committee is included in this proxy statement.
Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield, and Mses. Hurtsellers and Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trusts. This Committee met 4 times during the fiscal year ended December 31, 2024, 4 meetings during the fiscal year ended July 31, 2025, and 4 meetings during the fiscal year ended October 31, 2025, for funds with the relevant fiscal year ends.
Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle and Phelan, and Ms. Ellison McKee). Mr. Boyle serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the funds. This Committee met 4 times during the fiscal year ended December 31, 2024, 4 meetings during the fiscal year ended July 31, 2025, and 4 meetings during the fiscal year ended October 31, 2025, for funds with the relevant fiscal year ends.
Nominating and Governance Committee. This Committee comprises all of the Independent Trustees. Dr. McClellan serves as Chairperson of this Committee. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. This Committee met 5 times during the fiscal year ended December 31, 2024, 5 times during the fiscal year ended July 31, 2025, and 5 times during the fiscal year ended October 31, 2025, for funds with the relevant fiscal year ends.
Each fund’s Board has adopted a written charter for the Nominating and Governance Committee. A copy of the Charter is included in this proxy statement. This Committee will consider nominees recommended by fund shareholders. Any recommendations from shareholders shall be directed to the Secretary of the relevant fund at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed below, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.
The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, and such other personal characteristics as a capacity for leadership and the ability to work well with others; (ii) the nominee’s business, professional, academic, financial, accounting or other experience and qualifications, which demonstrate that he or she will make a valuable contribution as Trustee; (iii) a commitment to understand the funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees; (v) the ability to understand potential conflicts of interest involving management of the funds and to act in the interests of all shareholders; (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee; and (vii) experience on corporate or other institutional bodies having oversight responsibilities. The Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate the appropriate level of fitness to serve. This Committee will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the re-nomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of a fund.
While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including shareholders, management, legal counsel and Board members, as it deems appropriate. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee’s process for identifying and evaluating nominees to serve as Independent Trustees of the funds is included in this proxy statement.
Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Messrs. Boyle and Cunningham and Mses. Ellison McKee and Jackson serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Sub-Committee that oversees the funds met 5 times during the fiscal year ended December 31, 2024, 5 meetings during the fiscal year ended July 31, 2025, and 5 meetings during the fiscal year ended October 31, 2025, for the funds with the relevant fiscal year ends.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds' risk management activities that are implemented by the Advisor, the funds' CCO and other service providers to the funds. The Advisor has primary responsibility for the funds' risk management on a day-to-day basis as a part of its overall responsibilities. Each fund's subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
The Advisor identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.
The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant funds' investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the funds' subadvisors to receive reports regarding management of the funds, including with respect to risk management processes.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds' financial reporting. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, assisted by the Advisor's Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.
With respect to valuation, the Advisor provides periodic reports to the Board and Investment Committee that enables the Board to oversee the Advisor, as each fund's valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor's performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the funds including, but not limited to (1) the types of investments held (or intended to be held) by the funds, giving consideration to those investments' characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each fund's investments that are fair valued as determined in good faith, as well as their contributions to a fund's returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.
The Compliance Committee assists the Board in overseeing the activities of the Trusts' CCO with respect to the compliance programs of the funds, the Advisor, the subadvisors, and certain of the funds' other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.
The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the funds. This Committee reviews reports from the funds' Advisor on a periodic basis regarding the risks facing the funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.
As required by rule 18f-4 under the 1940 Act, funds that engage in derivatives transactions, other than limited derivatives users, generally must adopt and implement written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the funds' derivatives risks, while taking into account the funds' derivatives and other investments. This program includes risk guidelines, stress testing, internal reporting and escalation and periodic review of the program. To the extent that the funds invest in derivatives, on a quarterly and annual, the Advisor will provide the Board with written reports that address the operation, adequacy and effectiveness of the funds' Derivatives Risk Management Program, which is generally designed to assess and manage derivatives risk.
In addressing issues regarding the funds' risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trusts' CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trusts' CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.
In addition, in its annual review of the funds' advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.
The following table presents information regarding the current principal officers of the funds that are not Trustees. The business address of each officer is 200 Berkeley Street, Boston, Massachusetts 02116.
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years
Fernando A. Silva (1977)	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) since: 2024 (A-G)
Director, Fund Administration and Assistant Treasurer, John Hancock Funds
(2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and
John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John
Hancock Life & Health Insurance Company, John Hancock Life Insurance Company
(U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief
Financial Officer (Principal Financial Officer and Principal Accounting Officer) of
various trusts within the John Hancock Fund Complex (since 2024).

Salvatore Schiavone (1965)	Treasurer since: 2011 (B) 2009 (A, C-G)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice
President, John Hancock Investment Management LLC and John Hancock Variable
Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock
Fund Complex (since 2007, including prior positions).

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years
Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer since: 2018 (A-G)
Vice President and Deputy Chief Counsel, John Hancock Investment Management
 (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John
Hancock Investment Management; Assistant Secretary of John Hancock Investment
Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief
Legal Officer and Secretary of various trusts within the John Hancock Fund Complex
(since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer since: 2020 (A-G)
Chief Compliance Officer, John Hancock Investment Management LLC  and John
Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer,
John Hancock Investment Management LLC and John Hancock Variable Trust Advisers
LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment
Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice
President, State Street Global Advisors (2015–2016); Chief Compliance Officer of
various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

1
Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
(A)
Financial Opportunities Fund
(B)
Diversified Income Fund
(C)
Preferred Income Fund
(D)
Preferred Income Fund II
(E)
Preferred Income Fund III
(F)
Premium Dividend Fund
(G)
Tax-Advantaged Dividend Income Fund
Communications with the Trustees
Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the funds at the following address: 200 Berkeley Street, Boston, Massachusetts 02116. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a fund.
Trustee Share Ownership
The following table shows the number of shares beneficially owned by each Trustee, as well as the dollar range of each Trustee’s ownership of the funds and all John Hancock funds overseen by the Trustee.
Trustee Holdings[1]
Name of Trustee	Financial Opportunities Fund	Amount of Shares	Diversified Income Fund	Amount of Shares
Independent Trustees
William K. Bacic	$1-$10,000	288	$10,001-$50,000	986
James R. Boyle	$10,001-$50,000	955	$10,001-$50,000	2,432
William H. Cunningham[2]	$10,001-$50,000	1,266	$10,001-$50,000	1,975
Grace K. Fey	$10,001-$50,000	931	$10,001-$50,000	1,664
Dean C. Garfield	$10,001-$50,000	516	$10,001-$50,000	1,600
Christine L. Hurtsellers[3]	N/A	N/A	N/A	N/A
Deborah C. Jackson	$50,001-$100,000	1,991	$1-$10,000	800
Hassell H. McClellan	$10,001-$50,000	888	$10,001-$50,000	1,848
Noni Ellison McKee	$10,001-$50,000	794	$10,001-$50,000	2,369
Kenneth J. Phelan[3]	N/A	N/A	N/A	N/A
Frances G. Rathke	$10,001-$50,000	502	$10,001-$50,000	1,366
Thomas R. Wright	$10,001-$50,000	378	$10,001-$50,000	1,139
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None

Trustee Holdings[1]
Name of Trustee	Financial Opportunities Fund	Amount of Shares	Diversified Income Fund	Amount of Shares
Kristie M. Feinberg	None	None	None	None
1
Trustee share ownership is provided as of October 31, 2025. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.
2
Mr. Cunningham will retire as Trustee effective December 31, 2025.
3
Appointed to serve as Trustee effective November 12, 2025.
Trustee Holdings[1]
Name of Trustee	Preferred Income Fund	Amount of Shares	Preferred Income Fund II	Amount of Shares
Independent Trustees
William K. Bacic	$1-$10,000	610	$1-$10,000	624
James R. Boyle	$10,001-$50,000	1,477	$10,001-$50,000	1,511
William H. Cunningham[2]	$10,001-$50,000	1,508	$10,001-$50,000	1,513
Grace K. Fey	$10,001-$50,000	1,278	$10,001-$50,000	1,284
Dean C. Garfield	$10,001-$50,000	1,000	$10,001-$50,000	1,000
Christine L. Hurtsellers[3]	N/A	N/A	N/A	N/A
Deborah C. Jackson	$10,001-$50,000	2,529	$10,001-$50,000	1,262
Hassell H. McClellan	$10,001-$50,000	1,214	$10,001-$50,000	1,083
Noni Ellison McKee	$10,001-$50,000	1,546	$10,001-$50,000	1,582
Kenneth J. Phelan[3]	N/A	N/A	N/A	N/A
Frances G. Rathke	$1-$10,000	41	$10,001-$50,000	767
Thomas R. Wright	$10,001-$50,000	726	$10,001-$50,000	715
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None
Kristie M. Feinberg	None	None	None	None
1
Trustee share ownership is provided as of October 31, 2025. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.
2
Mr. Cunningham will retire as Trustee effective December 31, 2025.
3
Appointed to serve as Trustee effective November 12, 2025.
Trustee Holdings[1]
Name of Trustee	Preferred Income Fund III	Amount of Shares	Premium Dividend Fund	Amount of Shares
Independent Trustees
William K. Bacic	$10,001-$50,000	706	$10,001-$50,000	800
James R. Boyle	$10,001-$50,000	1,661	$10,001-$50,000	2,223
William H. Cunningham[2]	$10,001-$50,000	1,729	$10,001-$50,000	2,340
Grace K. Fey	$10,001-$50,000	1,453	$10,001-$50,000	2,065
Dean C. Garfield	$10,001-$50,000	1,150	$10,001-$50,000	1,510
Christine L. Hurtsellers[3]	N/A	N/A	N/A	N/A
Deborah C. Jackson	$10,001-$50,000	1,274	$10,001-$50,000	2,284
Hassell H. McClellan	$10,001-$50,000	1,240	$10,001-$50,000	1,579
Noni Ellison McKee	$10,001-$50,000	1,712	$10,001-$50,000	2,195
Kenneth J. Phelan[3]	N/A	N/A	N/A	N/A
Frances G. Rathke	$10,001-$50,000	835	$10,001-$50,000	1,001
Thomas R. Wright	$10,001-$50,000	794	$10,001-$50,000	929
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None
Kristie M. Feinberg	None	None	None	None
1
Trustee share ownership is provided as of October 31, 2025. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the

Trustees in the funds and in all John Hancock funds overseen by each Trustee. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.
2
Mr. Cunningham will retire as Trustee effective December 31, 2025.
3
Appointed to serve as Trustee effective November 12, 2025.
Trustee Holdings[1]
Name of Trustee	Tax-Advantaged Dividend Income Fund	Amount of Shares	All John Hancock Funds Overseen
Independent Trustees
William K. Bacic	$10,001-$50,000	459	Over $100,000
James R. Boyle	$10,001-$50,000	1,413	Over $100,000
William H. Cunningham[2]	$10,001-$50,000	1,489	Over $100,000
Grace K. Fey	$10,001-$50,000	1,264	Over $100,000
Dean C. Garfield	$10,001-$50,000	800	Over $100,000
Christine L. Hurtsellers[3]	N/A	N/A	N/A
Deborah C. Jackson	$10,001-$50,000	2,004	Over $100,000
Hassell H. McClellan	$10,001-$50,000	1,057	Over $100,000
Noni Ellison McKee	$10,001-$50,000	1,218	Over $100,000
Kenneth J. Phelan[3]	N/A	N/A	N/A
Frances G. Rathke	$10,001-$50,000	647	Over $100,000
Thomas R. Wright	$10,001-$50,000	518	Over $100,000
Non-Independent Trustees
Andrew G. Arnott	None	None	None
Kristie M. Feinberg	None	None	None
1
Trustee share ownership is provided as of October 31, 2025. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.
2
Mr. Cunningham will retire as Trustee effective December 31, 2025.
3
Appointed to serve as Trustee effective November 12, 2025.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.
Trustee Compensation
Each fund pays fees to its Independent Trustees. Trustees are also reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from each fund and the other closed-end funds in the John Hancock Fund Complex an annual retainer of $40,000.
The following table provides information regarding the compensation paid by each fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for each fund’s most recently completed fiscal year.
Aggregate Compensation for the Fiscal Year Ended December 31, 2024
Independent Trustees	Financial Opportunities Fund	Diversified Income Fund	Total Compensation All Funds in the John Hancock Fund Complex[1]
William K. Bacic	$2,200	$2,200	$214,760
James R. Boyle	$4,200	$4,200	$512,400
William H. Cunningham[2]	$4,200	$4,200	$547,400
Grace K. Fey	$4,200	$4,200	$679,900
Dean C. Garfield	$4,200	$4,200	$452,400

Independent Trustees	Financial Opportunities Fund	Diversified Income Fund	Total Compensation All Funds in the John Hancock Fund Complex[1]
Deborah C. Jackson	$4,200	$4,200	$559,900
Christine L. Hurtsellers[3]	N/A	N/A	N/A
Hassell H. McClellan	$4,200	$4,200	$860,100
Noni Ellison McKee	$4,200	$4,200	$452,400
Kenneth J. Phelan[3]	N/A	N/A	N/A
Steven R. Pruchansky[4]	$4,200	$4,200	$472,400
Frances G. Rathke	$4,200	$4,200	$512,400
Gregory A. Russo[5]	$2,367	$2,367	$220,500
Thomas R. Wright	$2,200	$2,200	$214,760
1
Neither of these funds has a pension or retirement plan for any of its Trustees or officers.
2
Mr. Cunningham will retire as Trustee effective December 31, 2025.
3
Appointed to serve as Trustee effective November 12, 2025.
4
Mr. Pruchansky retired as a Trustee of each fund effective December 31, 2024.
5
Mr. Russo retired as Trustee effective August 1, 2024.
Aggregate Compensation for the Fiscal Year Ended July 31, 2025
Independent Trustees	Preferred Income Fund	Preferred Income Fund II	Preferred Income Fund III	Total Compensation All Funds in the John Hancock Fund Complex[1]
William K. Bacic	$6,644	$6,644	$6,644	$637,666
James R. Boyle	$6,644	$6,644	$6,644	$747,666
William H. Cunningham[2]	$4,444	$4,444	$4,444	$563,666
Grace K. Fey	$4,444	$4,444	$4,444	$671,166
Dean C. Garfield	$4,444	$4,444	$4,444	$468,666
Christine L. Hurtsellers[3]	N/A	N/A	N/A	N/A
Deborah C. Jackson	$4,444	$4,444	$4,444	$596,166
Hassell H. McClellan	$4,444	$4,444	$4,444	$884,894
Noni Ellison McKee	$4,444	$4,444	$4,444	$488,666
Kenneth J. Phelan[3]	N/A	N/A	N/A	N/A
Steven R. Pruchansky[4]	$0	$0	$0	$45,760
Frances G. Rathke	$4,444	$4,444	$4,444	$508,666
Gregory A. Russo[5]	$367	$367	$367	$31,500
Thomas R. Wright	$6,644	$6,644	$6,644	$637,666
1
Neither of these funds has a pension or retirement plan for any of its Trustees or officers.
2
Mr. Cunningham will retire as Trustee effective December 31, 2025.
3
Appointed to serve as Trustee effective November 12, 2025.
4
Mr. Pruchansky retired as a Trustee of each fund effective December 31, 2024.
5
Mr. Russo retired as Trustee effective August 1, 2024.
Aggregate Compensation for the Fiscal Year Ended October 31, 2025
Independent Trustees	Premium Dividend Fund	Tax-Advantaged Dividend Income Fund	Total Compensation All Funds in the John Hancock Fund Complex[1]
William K. Bacic	$4,444	$4,444	$469,581
James R. Boyle	$4,444	$4,444	$569,581
William H. Cunningham[2]	$4,444	$4,444	$489,581
Grace K. Fey	$4,444	$4,444	$509,581
Dean C. Garfield	$4,444	$4,444	$469,581
Christine L. Hurtsellers[3]	N/A	N/A	N/A

Independent Trustees	Premium Dividend Fund	Tax-Advantaged Dividend Income Fund	Total Compensation All Funds in the John Hancock Fund Complex[1]
Deborah C. Jackson	$4,444	$4,444	$509,581
Hassell H. McClellan	$4,444	$4,444	$691,309
Noni Ellison McKee	$4,444	$4,444	$465,786
Kenneth J. Phelan[3]	N/A	N/A	N/A
Steven R. Pruchansky[4]	$0	$0	$22,880
Frances G. Rathke	$4,444	$4,444	$509,581
Thomas R. Wright	$4,444	$4,444	$469,581
1
Neither of these funds has a pension or retirement plan for any of its Trustees or officers.
2
Retired as Trustee effective December 31, 2025
3
Appointed to serve as Trustee effective November 12, 2025.
4
Mr. Pruchansky retired as a Trustee of each fund effective December 31, 2024.
Legal Proceedings
There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the funds or any of their affiliated persons or has a material interest adverse to the funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the funds within the past ten years.
Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act.
The Audit Committee has reviewed and discussed with the funds’ management and PricewaterhouseCoopers LLP (“PwC”) the audited financial statements of the funds contained in the annual reports on Form N-CSR for the most recent fiscal year.* The Audit Committee also has discussed with PwC the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standards, AU Section 380, which includes, among other items, matters related to the conduct of the audit of the funds’ financial statements.
The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from the funds.
Based on the review and discussions referred to above the Audit Committee, pursuant to the authority delegated to the Audit Committee by the Board of Trustees, approved the inclusion of the audited financial statements in the fund’s annual report on Form N-CSR for filing with the SEC.
Submitted by the Audit Committee
Frances G. Rathke – Chairperson**
William K. Bacic
William H. Cunningham***
Thomas R. Wright****
*
For purposes of this report, the funds’ most recently completed fiscal years are as follows: October 31, 2025 (Premium Dividend Fund and Tax-Advantaged Dividend Income Fund), December 31, 2024 (Financial Opportunities Fund and Diversified Income Fund), and July 31, 2025 (Preferred Income Fund, Preferred Income Fund II and Preferred Income Fund III).
**
The Audit Committee Report was issued by the then-current Committee Members on December 10, 2024, with respect to Premium Dividend Fund and Tax-Advantaged Dividend Income Fund; February 12, 2025, with respect to Financial Opportunities Fund and Diversified Income Fund, and September 23, 2025, with respect to Preferred Income Fund, Preferred Income Fund II and Preferred Income Fund III.
***
Retiring December 31, 2025.
****Effective January 1, 2026.
Independent Registered Public Accounting Firm
The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PwC, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, to act as independent registered public accounting firm.
Representatives of PwC are not expected to be present at the meeting, but have been given the opportunity to make a statement, if they desire to do so, and will be available should any matter arise requiring their participation.

The following tables set forth the aggregate fees billed by PwC for the funds’ two most recently completed fiscal years for professional services rendered for (i) the audit of the funds’ annual financial statements and the review of financial statements included in the funds’ reports to shareholders, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the funds’ financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all other services provided by PwC other than (i), (ii) and (iii). None of the services described below were approved by the Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Securities Act.
Fees Paid to PwC for the Fiscal Years Ended December 31, 2024 and 2023
	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2024	2023	2024	2023	2024	2023	2024	2023
Financial Opportunities Fund	$50,082	$48,623	$0	$12	$4,382	$4,254	$0	$369
Diversified Income Fund	$55,554	$53,951	$0	$12	$4,469	$4,339	$0	$369
Fees Paid to PwC for the Fiscal Years Ended July 31, 2025 and 2024
	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2025	2024	2025	2024	2025	2024	2025	2024
Preferred Income Fund	$58,390	$58,248	$12	$12	$4,382	$4,382	$0	$369
Preferred Income Fund II	$58,362	$58,248	$12	$12	$4,382	$4,382	$0	$369
Preferred Income Fund III	$58,400	$58,248	$12	$12	$4,382	$4,382	$0	$369
Fees Paid to PwC for the Fiscal Years Ended October 31, 2025 and 2024
	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2025	2024	2025	2024	2025	2024	2025	2024
Premium Dividend Fund	$49,690	$49,472	$12	$0	$4,382	$4,382	$0	$369
Tax-Advantaged Dividend Income Fund	$49,761	$49,472	$12	$0	$4,382	$4,382	$0	$369
Each fund’s Audit Committee has adopted procedures that require the pre-approval of audit and nonaudit services provided by the fund’s independent registered public accounting firm to the fund, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provide services to each fund (the “Advisor Affiliates”) and that relate directly to each fund’s operations and financial reporting. In addition, these procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, such services are deemed to be pre-approved by the Audit Committee. The scope and value criteria are reviewed annually. Unless a service is pre-approved under the procedures, it must be specifically pre-approved by the Audit Committee.
In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation paid to PwC for audit and non-audit services to the Advisor and the Advisor Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’s independence.
The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to each fund for the two most recently completed fiscal years.
Fund	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Financial Opportunities Fund	$4,382	$4,623
Diversified Income Fund	$4,469	$4,708

Fund	Fiscal Year Ended July 31, 2025	Fiscal Year Ended July 31, 2024
Preferred Income Fund	$4,382	$4,751
Preferred Income Fund II	$4,382	$4,751
Preferred Income Fund III	$4,382	$4,751

Fund	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024
Premium Dividend Fund	$4,382	$4,751
Tax-Advantaged Dividend Income Fund	$4,382	$4,751
The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to the Advisor and the Advisor Affiliates for the funds’ last two fiscal years.
Fiscal Year Ended	Amount Billed to the Advisor and Advisor Affiliates
December 31, 2024	$867,504
December 31, 2023	$1,324,116
July 31, 2025	$799,760
July 31, 2024	$1,446,858
October 31, 2025	$754,016
October 31, 2024	$1,349,450
Required Vote for Proposal 1
Approval of Proposal 1 will require a plurality of all votes cast, assuming a quorum exists. A “plurality” means that the six Nominees presented for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.
The Board of Trustees, including all the Independent Trustees, recommends that shareholders vote “FOR” Proposal 1.
Miscellaneous

Voting Procedures
Directions to attend the Meeting where shareholders may vote in person can be found on our website at https://www.jhinvestments.com/proxy-information. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for each Nominee in the proposal. The proposal described in this proxy statement is considered a routine matter on which brokers holding shares in “street name” may vote on this proposal without instruction under the rules of the NYSE.
Revocation of Proxies. Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the funds, (ii) by a properly executed later-dated proxy received by the Secretary of the funds, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.
Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.
Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.
Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.
Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $248,840 and their distribution will be borne by the funds.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the funds and/or by personnel of the Advisor, its affiliates, or by broker-dealer firms. Computershare Inc., which serves as transfer agent, will assist in the solicitation of proxies. Computershare Inc. will be reimbursed by the funds for its reasonable expenses.
Telephone Voting
In addition to soliciting proxies by mail, by fax, by e-mail or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.
A shareholder will be called on a recorded line at the telephone number in each fund’s account records and will be asked to provide certain identifying information.
The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.
Alternatively, a shareholder may call the funds’ Voice Response Unit to vote by taking the following steps:
●
Read the Proxy Statement and have your proxy card(s) at hand.
●
Call the toll-free-number located on your proxy card(s).
●
Enter the “control number” found on the front of your proxy card(s).
●
Follow recorded instructions to cast your vote.
With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.
Internet Voting
Shareholders also will have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a third-party vendor. Voting via the Internet will not affect a shareholder’s right to vote in person if the shareholder decides to attend the Meeting. A shareholder should not mail the proxy card(s) if he or she is voting via the Internet. To vote via the Internet, a shareholder will need the “control number” that appears on the proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If a shareholder is voting via the Internet, he or she should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, the costs of which the shareholder must bear.
To vote via the Internet, a shareholder should:
●
Read the Proxy Statement and have your proxy card(s) at hand.
●
Go to the Web site on the proxy card(s).
●
Enter the “control number” found on the front of your proxy card(s).
●
Follow the instructions on the Web site.
To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will receive a confirmation of his or her voting instructions immediately after submitting them.
Shareholders Sharing the Same Address
As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable fund of their desire to receive multiple copies of the shareholder reports and other materials that a fund sends. If a shareholder would like to receive an additional copy, he or she should contact the applicable fund by writing to 200 Berkeley Street, Boston, Massachusetts 02116, Attn: Michael Heffernan, or by calling 1-800-225-5291. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters
The Board does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Shareholder Proposals

Shareholder proposals, including Nominees for Trustee, intended to be presented at a fund’s 2027 annual meeting, in accordance with Rule 14a-8 under the Exchange Act, must be received by that fund at its offices at 200 Berkeley Street, Boston, Massachusetts 02116, no later than the close of business on August 28, 2026, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the relevant fund at 200 Berkeley Street, Boston, Massachusetts 02116 by no later than the close of business on September 27, 2026 and no earlier than August 28, 2026. In order to be included in a fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.
BY ORDER OF THE BOARD OF TRUSTEES
Dated: December 26, 2025
Boston, Massachusetts
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

John Hancock Funds
Audit Committee Charter

Adopted December 12, 2012
As Amended September 26, 2014
March 12, 2015
June 25, 2015
December 8, 2015
December 6, 2016
December 12, 2017
December 13, 2018
December 10, 2019
December 8, 2020
December 7, 2021
December 13, 2022
December 12, 2024
December 11, 2025
A.
Overall Role and Responsibility
1.
Overall Role. The Audit Committee (the “Committee”) shall assist the Board of Trustees (collectively, the “Board”) of each registered investment company in the John Hancock Funds complex (collectively, the “Trust”) in its oversight role with respect to:
a.
the integrity of the Trust’s financial statements;
b.
the financial reporting process;
c.
the system of internal controls over financial reporting;
d.
the Trust’s independent registered public accounting firm’s
(the “Independent Auditor”) qualifications and independence;
e.
the performance of the Trusts’ Independent Auditor;
f.
the Trusts’ compliance with legal and regulatory requirements applicable to accounting, internal accounting controls or auditing matters and related disclosures; and
g.
the Fund’s valuation designee and the valuation of securities.
2.
Responsibility of the Committee. The function of the Committee is oversight. Officers of the Trust are responsible for financial reporting and maintaining appropriate systems for accounting and internal control over financial reporting. The Trust’s Independent Auditor is responsible for planning and carrying out an audit in accordance with legal and regulatory requirements and the standards of the Public Company Accounting Oversight Board (the “PCAOB”) or other similar accounting and auditing standards organization and for providing other audit and non-audit services for which it may be engaged by the Trust.
In fulfilling the Committee’s responsibilities hereunder, it is recognized that it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Trust to its shareholders and others. The authority and responsibilities set forth in this Charter recognize that the Committee members are not acting as accountants or auditors, and this Charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Trust’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the Independent Auditor’s report.
Reliance on Other Persons and Information. Each Committee member shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside the Trust from which the Committee receives information; (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) statements made by the officers and employees of the Trust, the Trust’s investment adviser (the “Adviser”), or other third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust. In addition, the evaluation of the Trust’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Independent Auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Trust’s officers for preparing, or the Independent Auditor for auditing, the financial statements.
B.
Membership
1.
Number of Committee Members. The Committee shall consist of at least three Trustees of the Trust, none of whom is an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (an “Independent Trustee”).

2.
Appointment of Committee Members. The full Board shall designate the members of the Committee and the Committee Chair. Committee members shall serve at the pleasure of the Board.
3.
Qualifications of Committee Members.
a.
Except as otherwise permitted by the applicable rules of the NYSE Arca, each member of the Committee shall be “independent,” as defined by such rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.
b.
No Committee member may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Trust, other than fees paid in his or her capacity as a member or Chair of the Board, or of any committee of the Board.
c.
To the extent required by the NYSE, each Committee member must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.
d.
At least one Committee member must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board may presume that a person who satisfies the definition of “audit committee financial expert” (discussed below) has such expertise.
e.
Unless otherwise permitted by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock fund).
4.
Audit Committee Financial Expert. The Board shall determine whether any member of the Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. The designation of a person as an “audit committee financial expert,” within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a Committee member, nor shall it decrease the duties and obligations of other Committee members or the Board. The Board shall make a redetermination should the composition of the Committee change.
C.
Operations
1.
Meetings and Actions by Written Consent. The Committee shall meet as often as it deems appropriate. Meetings may be called and notice given by the Committee Chair or a majority of the Committee members. Committee members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Trust’s governing documents. The Committee shall maintain minutes or other records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.
2.
Delegation to Subcommittees. The Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit and permitted non-audit services, to a subcommittee of one or more members.
3.
Appointment of Chair. As noted above, one member of the Committee shall be appointed as Chair by the Board. The Chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before the meetings, presiding over the meetings, and making reports to the Board, as appropriate.
4.
Executive Sessions. The Committee and counsel for the Independent Trustees may meet privately and may admit non-members by invitation. The Committee shall meet with Officers of the Trust and the Independent Auditor in separate executive sessions as the Committee deems appropriate, and may meet with internal legal counsel and compliance personnel of the Adviser and with representatives of the Trust’s service providers, to discuss matters that relate to the areas for which the Committee has responsibility.
5.
Required Vote and Quorum. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Committee members are present at the meeting in person or by telephone.
6.
Appropriate Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Trust’s expense, as it determines necessary or appropriate to carry out its duties. The Committee shall have direct access to such officers of, and service providers to, the Trust, including subadvisers to the Trusts, as it deems desirable.
7.
Review of Charter. The Committee shall review and assess the adequacy of this Charter at least annually and, when necessary, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.
8.
Performance Evaluation. The Committee shall undertake and review with the Board an annual performance evaluation of the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Committee Chair or by any other member of the Committee or by counsel to the Independent Trustees if designated by the Committee to make this report.
D.
Duties and Powers of the Committee
To carry out its purposes, the Committee shall:
1.
Selection of Independent Auditor
a.
Approve and recommend to the Board for its ratification and approval the selection, retention or termination of the Independent Auditor (or any other public accounting firm engaged for the purpose of performing other audit, review or attest services for a Trust).

b.
Periodically review and evaluate the lead partner and other senior members of the Independent Auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.
c.
Review and evaluate matters potentially affecting the capabilities of the Independent Auditor, and in that connection obtain an understanding of the Independent Auditor’s quality control and independence procedures and results of review by third parties.
d.
Approve the engagement of the Independent Auditor to provide an annual audit of and report on the Trust’s financial statements.
e.
Preapprove the type of other audit services that may be provided by the Independent Auditor to the Trust and preapprove any such service where fee estimates exceed the pre-approved amounts set forth in the Schedule of General Pre-Approved Audit, Audit-Related, Tax and Other Non-Audit Services, as such schedule is amended from time to time by the Committee.
f.
Preapprove the type of non-audit services that may be provided by the Independent Auditor to the Trust, the Adviser or any entity controlling, controlled by or under common control with the Adviser (an “Adviser Affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.
g.
Develop, to the extent it deems appropriate, policies and procedures for preapproval of the Independent Auditor to provide non-audit services.
h.
Consider the controls applied by the Independent Auditor and any measures taken by Officers of the Trust in an effort to assure that all items requiring preapproval by the Committee are timely identified and referred to the Committee.
i.
Review the performance of the Independent Auditor.
j.
Review and preapprove the fees proposed to be charged to the Trust by the Independent Auditor for audit and non-audit services as set forth in the Schedule of General Pre-Approved Audit, Audit-Related, Tax and Other Non-Audit Services.
k.
Obtain and review, at least annually, a report by the Independent Auditor describing: the firm’s independence, the firm’s internal quality-control procedures; any material issues raised by the most recent peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the Independent Auditor and the Trust, including the disclosures required by the PCAOB, or any similar accounting or auditing standards organization. The Committee shall engage in an active dialogue with the Independent Auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.
l.
Set clear hiring policies for the Trust and the Adviser for employees or former employees of the Independent Auditor.
m.
Periodically consider whether there should be a rotation of the independent audit firm.
2.
Evaluation of Independence
a.
Review and evaluate matters potentially affecting the independence of the Independent Auditor, and in that connection:
i.
Receive from the Independent Auditor a formal written statement delineating the relationships between the Independent Auditor and the Trust and its affiliates.
aa.
Consider whether the type and/or annual total monetary amount of non-audit services provided by the Trust’s Independent Auditor to the Adviser or any Adviser Affiliate that provides ongoing services to the Trust, are inconsistent with maintaining the independence of the Independent Auditor.
b.
Recommend that the full Board take such action as the Committee deems appropriate regarding matters relating to the independence and performance of the Independent Auditor including, if appropriate, replacement of the Independent Auditor.
3.
Oversight of Audit Process
a.
Review the arrangements for and scope of the annual audit, interim reviews and any special audits.
b.
Review with Officers of the Trust and/or the Independent Auditor:
i.
Significant current financial reporting issues and practices.
ii.
Significant matters arising in the preparation of and the quality, accuracy or fairness of the annual and interim financial statements and reports and based upon discussions with Officers or the Independent Auditor whether the financial statements and reports reflect appropriate accounting policies.
iii.
Judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Trust and, particularly, about the preferability and objectivity of its accounting principles and underlying estimates.
c.
Inquire of Officers of the Trust and the Independent Auditor regarding:
i.
Significant risks to or exposure of the Trust relating to deficiencies in internal controls over financial reporting and the steps that Officers of the Trust have taken to minimize such risks or exposure.
ii.
Significant tax positions elected by the Trust and their effect on amounts distributed and reported to shareholders for federal personal income tax purposes.
iii.
Pricing and valuation matters generally, and specifically with respect to:

aa.
Procedures used to assess the securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets.
bb.
Procedures established by the Fund’s valuation designee and approved by the Board to value securities at “fair value” as determined in good faith, the Independent Auditor conclusions as to the reasonableness of the procedures, and the valuation designee’s adherence to established “fair value” procedures.
iv.
Audit adjustments recorded in the annual financial statements and adjustments not recorded because their effects were considered immaterial, both individually and in the aggregate, to the financial statements taken as a whole, with a view to gaining an understanding of Trust Officers’ and the Independent Auditor’s concept of materiality.
v.
Accounting for unusual transactions.
vi.
Any Securities and Exchange Commission (“SEC”) staff comments on the Trust’s SEC reports, including, in particular, any accounting or disclosure compliance comments.
d.
Receive from the Independent Auditor one or more reports on the matters specified in Rule 2-07 of Regulation S-X, “Communications with Audit Committees,” and in applicable PCAOB requirements including:
i.
All critical accounting policies and practices to be used.
ii.
All alternative treatments within generally accepted accounting principles for policies and practices related to material items, including ramifications of the use of alternative disclosures and treatments and the reasonableness of quality of accounting principles adopted.
iii.
Other material written communications between the Independent Auditor and Officers of the Trust, such as any representation letter, management letter or schedule of unadjusted differences.
iv.
All non-audit services provided to the Adviser or an Adviser Affiliate that were not preapproved by the Committee.
e.
Review and discuss with Officers of the Trust and the Independent Auditor the results of annual audits and related comments, with particular focus on the following items:
i.
The Independent Auditor’s audit of the Trust’s annual financial statements, including footnotes, and any significant audit findings, including any adjustments to the financial statements recommended by the Independent Auditor.
ii.
The Independent Auditor’s judgement regarding the reasonableness and quality of significant estimates made by Officers of the Trust.
iii.
The Independent Auditor’s views as to the adequacy of disclosures in the Trust’s financial statements in relation to generally accepted accounting principles.
iv.
Any difficulties or disputes with Officers of the Trust encountered during the course of the audit.
v.
Any significant changes to the audit plan.
vi.
The content of the report on financial statements that the Independent Auditor proposes to render to the Board and shareholders including requirements of the PCAOB regarding the content and format of the report as such requirements may be amended from time to time.
vii.
Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards as required by any audit oversight agency (e.g., the PCAOB).
4.
Review of Matters Related to the Valuation of Portfolio Securities
Review matters related to valuation of portfolio securities, to assist the Board in carrying out its oversight responsibilities with respect to fair valuation determinations for the Fund pursuant to Rule 2a-5 of the 1940 Act, including overseeing the valuation designee's fair valuation determination process, including valuation policies, valuation controls and operating practices (procedures) and oversee valuation process including fair value determinations, use of pricing vendors and pricing committee procedures and membership. The Committee shall receive and review the reports and notifications required to be provided by the valuation designee pursuant to Rule 2a-5 under the 1940 Act and to request such information from the valuation designee as the Committee deems necessary to oversee the performance of fair value determinations by the valuation designee.
5.
Oversight of Internal Controls
a.
Consider and review with Officers of the Trust and the Independent Auditor:
i.
The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities), and the Independent Auditor’s letter as to the adequacy of such controls as required by Form N-CEN.
ii.
changes to the Trust’s disclosures, controls and procedures as such changes relate to evaluating the Trust’s controls over financial reporting.
iii.
Recommendations of the Independent Auditor on internal controls maintained both by the Trust and its service providers, together with responses of Officers of the Trust, including the status of previous audit recommendations.
iv.
Any reports prepared by Officers of the Trust dealing with internal controls.
b.
Review the Trust’s principal executive officer and principal financial officer required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein relating to the most recent fiscal half year and any reported evidence of fraud involving Officers of the Trust or other employees who have a significant role in the Trust’s internal control over financial reporting.

c.
Inquire, to the extent the Committee deems appropriate, with respect to the integrity of the Trust’s financial statements, as to the adequacy of internal controls of third-party service providers such as custodians, transfer agents and accounting and other recordkeeping service agents.
d.
Meet periodically with representatives of internal audit personnel of the Adviser or the Adviser’s Affiliates and discuss the results of any audit or review of the services provided to the Trust by the Adviser and the Adviser Affiliates or audits or reviews specifically related to activities of the Trust.
6.
Review of Financial Statements
a.
Review with counsel legal and regulatory matters that may have a material impact on the Trust’s financial statements, related compliance policies and programs and reports received from regulators.
b.
Review at least annually the Trust’s Disclosure Controls and Procedures relating to the Trust’s financial statements.
c.
The financial statements of each open-end fund overseen by the Committee shall be made available to the Chairman of the Audit Committee for his or her review prior to issuance and for discussion with Officers of the Trust and the Independent Auditor, as the Chairman considers appropriate, and the results of such review and discussion shall be reported by the Chairman to the Committee.
7.
Oversight of Closed-End John Hancock Funds
In addition to the matters noted above, with respect to any closed-end John Hancock Fund (a “Closed-End Fund”), the Committee shall:
a.
Meet periodically, including separately, with the Independent Auditor and with Management to, review, to the extent required by applicable law or regulation, the form and substance of a Closed-End Fund’s financial statements and reports, including such fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of importance relating to the Closed-End Funds’ financial statements, including any unusual adjustments impacting such statements, recorded by Officers of the Trust or any adjustments recommended by the Independent Auditors, or other results of an audit. Consider whether it will recommend to the Board that the financial statements be included in a Closed-End Fund’s annual or semi-annual report and if so recommended, release the financial statements for publication in the annual or semi-annual report pursuant to the Committee’s delegated authority from the Board.
b.
Discuss guidelines and policies to govern the process by which financial risk assessment and financial risk management is undertaken including the Trust’s major risk exposure and other steps management has taken to monitor and control such exposure. The Committee is not the primary body responsible for oversight of risk assessment and risk management, which is primarily the role of the Contract, Legal and Risk Committee.
c.
Prepare an annual Committee report for inclusion when necessary in a Closed-End Fund’s proxy statement relating to its annual meeting of security holders, or in any other filing required by the SEC’s rules.
d.
Discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies (if any), and the type of presentations to be made.
e.
Each Committee member will have the qualifications set forth in B.3. above.
f.
Discuss with Officers of the Trust any notice to an exchange of a violation of the exchanges’ corporate governance listing standards.
E.
Complaints
The Committee shall follow the procedures below for the receipt, retention and treatment of complaints or concerns regarding accounting, internal accounting controls, and auditing matters relating to the Trust (“Complaints”).
The Committee will request the Adviser to establish procedures that are acceptable to the Chief Compliance Officer of the Trust (the “CCO”) for the anonymous submission of Complaints by employees of the Adviser and its affiliates. Complaints by other parties may be submitted to the Committee Chair or to the CCO, who will then forward the Complaint to the Committee Chair. The CCO will provide a report to the Committee each quarter regarding Complaints received during the prior quarter.
The Committee Chair may convene a special meeting of the Committee (which may be telephonic) to review a Complaint or may defer review until the next regularly scheduled quarterly Committee meeting. The Committee will evaluate the Complaint, determine the appropriate action to be taken in response to the Complaint, and review any action taken by the Adviser and its affiliates to address the Complaint. In evaluating the Complaint, the Committee may conduct an investigation or request another party, including outside legal counsel or other persons not affiliated with the Adviser, to conduct an investigation of the Complaint.
The Committee shall report to the full Board its responses to all Complaints and any actions taken to address the Complaints.
Except as necessary to carry out its duties under this section, the Committee will seek to keep all Complaints and the identity of the party submitting the Complaint confidential to the extent reasonably possible.
F.
Review of Other Matters
a.
Review with the full Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements and the performance and independence of the Independent Auditor.
b.
In coordination with the Trust’s Compliance Committee, review and report to the Board on the Trust’s compliance with legal and reporting requirements. The Compliance Committee has primary responsibility for these requirements except for those that relate directly to accounting, internal accounting controls, auditing matters and financial reporting. To the extent these responsibilities are delegated to another committee of the Board, the Committee will coordinate the review and reporting with this committee.

c.
In coordination with the Trust’s Contracts, Legal and Risk Committee, review and report to the Board on the Trust’s significant risks and exposure of the Trust to deficiencies in internal controls over financial reporting. The Contract, Legal and Risk Committee has primary responsibility for these requirements except for those that relate directly to accounting, internal accounting controls, auditing matters and financial reporting. To the extent these responsibilities are delegated to another committee of the Board, the Committee will coordinate the review and reporting with this committee.
d.
Review and report to the Board the Committee’s recommendation regarding approval of matters related to the declaration of dividends and distributions for each Trust that is an open-end investment company.
e.
Review other reports that are relevant to the Committee.
f.
Perform other tasks assigned to it from time to time by the Board and report findings and recommendations to the Board, as appropriate.
1
“John Hancock Funds” includes John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Collateral Trust, John Hancock Current Interest, John Hancock Exchange-Traded Fund Trust, John Hancock Financial Opportunities Fund, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Variable Insurance Trust, John Hancock Emerging Markets Income Fund, John Hancock Floating Rate High Income Opportunities Fund, John Hancock Diversified Income Fund, John Hancock Income Securities Trust, John Hancock Investors Trust, John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Premium Dividend Fund, John Hancock Strategic Diversified Income Fund, and John Hancock Tax-Advantaged Dividend Income Fund and for those Trust that are series companies, each investment portfolio thereof.

John Hancock Funds1
Nominating and Governance Committee Charter

Overall Role and Responsibility
The Nominating and Governance Committee (the “Committee”) of each of the Trusts shall (1) make determinations and recommendations to the Board of Trustees (the “Board”) regarding issues related to (a) the composition of the Board and (b) corporate governance matters applicable to the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any of the Trusts, or of any Fund’s investment adviser, subadviser or principal underwriter and who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) (the “Independent Trustees”) and (2) discharge such additional duties, responsibilities and functions as are delegated to it from time to time.
Membership
The Nominating and Governance Committee (the “Committee”) shall be composed of all of the Independent Trustees of the Board. One member of the Committee shall be appointed by the Board as Chair of the Committee. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings of the Committee and making reports to the full Board, as appropriate.
Structure, Operations and Governance
Meetings and Actions by Written Consent. The Committee shall meet as often as required or as the Committee deems appropriate, with or without management present. Meetings may be called and notice given by the Committee chair or a majority of the members of the Committee. Members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Funds’ governing documents. The Committee shall report to the Board on any significant action it takes not later than the next following Board meeting.
Required Vote and Quorum. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee at which a quorum is present is necessary for the adoption of any resolution. At least a majority of the Committee members present at the meeting in person or by telephone shall constitute a quorum for the transaction of business.
Delegation to Subcommittees. The Committee may delegate any portion of its authority to a subcommittee of one or more members.
Appropriate Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary or appropriate to carry out its duties and responsibilities. In addition, the Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.
Review of Charter. The Committee Charter shall be approved by at least a majority of the Independent Trustees of the Trust. The Committee shall review and assess the adequacy of this Charter periodically and, where necessary or as it deems desirable, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.
Executive Sessions. The Committee may meet privately and may invite non-members to attend such meetings. The Committee may meet with representatives of the Investment Management Services department of the Funds’ advisers, internal legal counsel of the Funds’ advisers, members of the John Hancock Funds Risk & Investment Operations Committee (the “RIO Committee”) and with representatives of the Funds’ service providers, including the subadvisers, to discuss matters that relate to the areas for which the Committee has responsibility.
Specific Duties and Responsibilities
The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:
1.
Except where a Trust is legally required to nominate individuals recommended by another, to identify individuals qualified to serve as Independent Trustees of the Trusts, and to consider and recommend to the full Board nominations of individuals to serve as Trustees.
2.
To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.
3.
To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.
4.
To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.
5.
To periodically review the Board’s committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.
6.
To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board’s sole authority to approve the firm’s fees and other retention terms.
7.
To consider and determine the amount of compensation to be paid by the Trusts to the Independent Trustees, including the compensation of the Chair of the Board or any Vice-Chair of the Board and of Committee Chairs, and to address compensation-related matters. The Chair of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Trusts provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.
8.
To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.
9.
To review the Board Governance Procedures and recommend to the Board of Trustees changes to the Procedures as the Committee deems appropriate.
10.
To report its activities to the full Board and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.
Additional Responsibilities
The Committee will also perform other tasks assigned to it from time to time by the Chair of the Board or by the Board, and will report findings and recommendations to the Board, as appropriate.
Adopted: December 11, 2025

ANNEX A
The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate the appropriate level of fitness to serve.
General Criteria
1.
Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, and such other personal characteristics as a capacity for leadership and the ability to work well with others.
2.
Nominees should have business, professional, academic, financial, accounting or other experience and qualifications which demonstrate that they will make a valuable contribution as Trustees.
3.
Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.
4.
Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the investment adviser, and to act in the interests of all shareholders.
5.
Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.
6.
Nominees should have experience on corporate or other institutional bodies having oversight responsibilities.
It is the intent of the Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.
Application of Criteria to Current Trustees
The re-nomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee’s contribution to the Board and any committee on which he or she serves.
Review of Nominations
1.
The Committee believes that it is in the best interests of each Trust and its shareholders to obtain highly-qualified candidates to serve as members of the Board.
2.
In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate; however, the appropriate mix of skills, expertise and attributes needed to maintain an effective board are sought in the applicant pool as part of every search the Board undertakes for new trustees, including but not limited to the diversity of thought, as well as of gender, race, ethnic background and geographic origin. These factors may also include (but are not limited to) the person’s character, integrity, judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person’s availability and commitment to attend meetings and perform his or her responsibilities; whether or not the person has or had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or any subadviser of the Funds, as applicable, Fund service providers, or their affiliates or with Fund shareholders. The Committee will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to thought, gender, race, ethnic background and geographic origin.
3.
While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including shareholders, management, legal counsel and Board members, as it deems appropriate. The Committee may retain a professional search firm or a consultant to assist the Committee in a search for a qualified candidate. Any recommendations from shareholders shall be directed to the Secretary of the relevant Trust at such address as is set forth in the Trust’s disclosure documents. Recommendations from management may be submitted to the Committee Chair. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Trust’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.
4.
Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

5.
As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the relevant Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in this Annex A.
6.
With respect to candidates for Independent Trustee, a biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.
7.
The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Trustee candidates as it deems necessary or appropriate.
8.
After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.
1
“John Hancock Funds” includes each trust and series as may be amended from time to time (each individually, a “Trust,” and collectively, the “Trusts,” and each series thereof, a “Portfolio” or “Fund,” and collectively, the “Portfolios” or “Funds”).

Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com
PFDPX 12/25

[FUND NAME] PO Box 43131 Providence, RI 02940-3131	YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares
Call 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

PROXY	[FUND NAME] Annual Meeting of Shareholders February 17, 2026

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Kristie M. Feinberg, Jay Aronowitz, Thomas Dee, Phil Fontana, Khimmara Greer, Kinga Kapuscinski, Nicholas Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Fernando Silva, Salvatore Schiavone, Betsy Anne Seel, Christopher Sechler, and Steven Sunnerberg, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all common shares of [Fund Name], which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on February 17, 2026, at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts 02116, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

JHI_34829_CI_101625

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on February 17, 2026.

The Proxy Statement and Proxy Card for this meeting are available free of charge at:

https://www.proxy-direct.com/jhi-34829

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

1.	To elect six (6) Trustees to each serve until their respective successors have been duly elected and qualified:
	01. James R. Boyle	02. Kristie M. Feinberg	03. Grace K. Fey	04. Christine L. Hurtsellers	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
	05. Hassell H. McClellan	06. Kenneth J. Phelan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	JHI 34829	xxxxxxxx

[FUND NAME]

PO Box 43131

Providence, RI 02940-3131

SCAN the QR code to access your materials without entering a Control Number or Security Code.

The meeting will be held at 200 Berkeley Street, Boston, MA, 02116, on February 17, 2026, at 2:00 p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the

John Hancock

Annual Shareholder Meeting to be held on February 17, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet, including Proxy Card, Notice and Proxy Statement. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the annual meeting are on the reverse side. Your vote is important!

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting.

To view your proxy materials, go to the website and enter your login details below.

Easy Online Access – View your proxy materials and vote.
Step 1: Go to https://www.proxy-direct.com/jhi-34829
Step 2: Login using your Control Number and Security Code
Step 3: Click on the “View Materials” Link
Step 4: Vote your shares

On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than February 4, 2026, to facilitate timely delivery.

Unless requested, you will not otherwise receive a paper or e-mail copy.

JHI_34829_NA_100625_C-I

The following matters will be considered at the Meeting:

1.	To elect six (6) Trustees to each serve until their respective successors have been duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Trustees recommends that shareholders vote FOR each nominee to the Board of Trustees identified in the Proxy Statement.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting.

Directions to attend the Annual Meeting where you may vote in person can be found on our website,

http://www.jhinvestments.com/proxy-information

Please refer to the Proxy Materials for further details on the proposals.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST.